                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

   Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), whose signatures appear below constitute and appoint Robert D. Walter, Steven Alan Bennett, Brendan A. Ford and Paul S. Williams, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and revocation, in his/her name and on his/her behalf, to do any and all acts and things and to execute any and all instruments which they and each of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of shares of capital stock of the Company to be issued or made available for issuance, pursuant to the Agreement and Plan of Merger, dated as of December 2, 2000, among the Company, Brick Merger Corp., a wholly owned subsidiary of the Company and Bindley Western Industries, Inc. and the transaction contemplated thereby, including power and authority to sign his/her name in any and all capacities (including his/her capacity as a director and/or officer of the Company) to one or more Registration Statements on Form S-4 (including without limitation, pursuant to Rule 462(b) under the Act), on Form S-8 and on Form S-3 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to any such Registration Statements, and to any and all applications, instruments or documents filed as part of or in connection with such Registration Statements or any amendments thereto, and hereby ratify and approve all acts of any such attorney or substitute.

   This Power of Attorney has been signed in the respective capacities on the respective dates indicated below.

              SIGNATURE                                      TITLE
              ---------                                      -----

       /s/ Robert D. Walter            Chairman, Chief Executive Officer and Director
______________________________________  (Principal Executive Officer)
           ROBERT D. WALTER
                                       January 8, 2001

      /s/ Richard J. Miller            Executive Vice President and Chief Financial
______________________________________  Officer (Principal Financial Officer and
          RICHARD J. MILLER             Principal Accounting Officer)
                                       January 8, 2001

          /s/ Dave Bing                Director
______________________________________
              DAVE BING
                                       January 8, 2001

      /s/ George H. Conrades           Director
______________________________________
          GEORGE H. CONRADES
                                       January 8, 2001

         /s/ John F. Finn              Director
______________________________________
             JOHN F. FINN
                                       January 8, 2001

              SIGNATURE                                      TITLE
              ---------                                      -----

       /s/ Robert L. Gerbig            Director
______________________________________
           ROBERT L. GERBIG
                                       January 8, 2001

        /s/ John F. Havens             Director
______________________________________
            JOHN F. HAVENS
                                       January 8, 2001

    /s/ Regina E. Herzlinger           Director
______________________________________
         REGINA E. HERZLINGER
                                       January 8, 2001

         /s/ John C. Kane              Director
______________________________________
             JOHN C. KANE
                                       January 8, 2001
       /s/ J. Michael Losh             Director
______________________________________
           J. MICHAEL LOSH
                                       January 8, 2001

        /s/ John B. McCoy              Director
______________________________________
            JOHN B. MCCOY
                                       January 8, 2001

     /s/ Richard C. Notebaert          Director
______________________________________
         RICHARD C. NOTEBAERT
                                       January 8, 2001

    /s/ Michael D. O'Halleran          Director
______________________________________
        MICHAEL D. O'HALLERAN
                                       January 8, 2001

     /s/ Melburn G. Whitmire           Director
______________________________________
         MELBURN G. WHITMIRE
                                       January 8, 2001